THE FIRST ISRAEL
FUND, INC.
-------------------------
ANNUAL REPORT
SEPTEMBER 30, 1999

[Picture]

 CONTENTS

Letter to Shareholders......................................   1

Portfolio Summary...........................................   7

Schedule of Investments.....................................   8

Statement of Assets and Liabilities.........................  11

Statement of Operations.....................................  12

Statement of Changes in Net Assets..........................  13

Statement of Cash Flows.....................................  14

Financial Highlights........................................  15

Notes to Financial Statements...............................  16

Report of Independent Accountants...........................  22

Results of Annual Meeting of Shareholders...................  23

Tax Information.............................................  24

Description of InvestLink-SM- Program.......................  25

Recent Developments.........................................  28

PICTURED ON THE COVER IS A SCENIC VIEW OF ISRAEL'S THIRD LARGEST CITY, HAIFA.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
                                                                November 8, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the fiscal year ended September 30, 1999.

At September 30, 1999, total net assets of the Fund were approximately
$76.7 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $50.4 million, with another $16.3 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $66.7 million, as compared to approximately $61.8 million on September 30, 1998. The Fund also held investments valued at approximately $8.9 million in unlisted securities, as compared to approximately $7.4 million on September 30, 1998. In percentage terms, at September 30, 1999, 86.9% of the Fund's net assets was invested in Israeli and Israel-related companies listed and trading on the TASE and in the United States and 11.7% in unlisted securities.

The Fund successfully completed its initial public offering on October 29, 1992 and began operations with a net asset value ("NAV") of $13.74 per share. At September 30, 1999, NAV per share was $17.18, as compared to $15.04 at September 30, 1998. The Fund's common stock closed on the New York Stock Exchange on September 30, 1999 at $14.00 per share, representing a discount of 18.5% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in the emerging markets.

PERFORMANCE: POWERED BY PEC ISRAEL ECONOMIC CORPORATION, PRIVATE EQUITIES, MORTGAGE BANKS

During the fiscal year ended September 30, 1999, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was 27.8%, versus 18.7% for the Morgan Stanley Capital International Israel Index (the "Index").+

Two of the elements that had hurt the Fund's performance during the fiscal year's first half worked significantly in its favor during the second half:

- The first was the share price of PEC Israel Economic Corporation ("PEC"), a conglomerate that accounted for about 8% of the Fund's net assets at September 30 and was the Fund's largest holding at the time.

  PEC shares stagnated in the first quarter of 1999, reflecting displeasure with a takeover bid announced by PEC's controlling shareholder. We agreed with many other PEC investors that the proposed acquisition price was unreasonably low.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

  In the third quarter, however, the controlling shareholder made a revised tender offer that bid $36.50 for each PEC share, or nearly 22% more than the previous offer of $30.00. The revised offer breathed new life into the stock, boosting the Fund's performance accordingly.

  On November 2, two class-action lawsuits against PEC over the original tender price (including one to which the Fund was a party) were settled, clearing the way for shareholders to vote on the revised price on November 5. Shareholders approved the acquisition on the latter date, and the stock ceased trading the same day.

- The second was the Fund's exposure to private equity transactions, which experienced little revaluation in the fiscal first half. One private equity partnership that specializes in telecommunications companies enjoyed a strong return in the fiscal second half, as several of its individual equity stakes were sold for handsome profits.

  I would like to take this opportunity to reiterate that the ability to invest in such less-liquid securities, which is one of the advantages of the closed-end fund structure, has positively contributed to the Fund's return over the last few years. The entities in which we have invested continue to prosper, and I am confident that the Fund will benefit from them and future private transactions well into the future.

An additional positive for performance was my longstanding allocation of a portion of the portfolio (nearly 8% at September 30) to the shares of Israeli mortgage banks. These stocks fared well, due to optimism about the domestic economy and prospects for a positive interest-rate environment.

THE INVESTMENT ENVIRONMENT: A MIX OF PROS AND CONS

Over the past 12 months, the always-surprising Israeli marketplace was awash with significant events that both nourished and jolted its equities. On the positive side, we saw what was probably the end of the emerging markets crises that began in Asia in 1997 and spread to Russia in 1998. The loss of investor confidence inspired by these events hurt Israel and other emerging markets by association, so their passage into the soon-to-be-forgotten annals of history was most welcome. Along with this easing of crises-related tensions, furthermore, there were signs that global growth was set to resume.

Closer to home, local and international investors returned to Israeli equities after a very long absence. And newly elected Prime Minister Ehud Barak helped to calm investor anxiety about the long-stalled peace process by moving aggressively to revive it within his first days in office.

Yet, as the Fund's fiscal year ended, there were reminders that the Israeli marketplace is better approached with prudent caution than unbridled optimism. During the summer just past, for example, a combination of two U.S. interest-rate hikes and a resumption of inflationary fears hammered U.S. equities and, by extension, the numerous Israel-related companies with U.S. exchange listings.

Domestic matters that bruised Israeli equities included:

- The failure of an expected and long-awaited improvement in the domestic economy to materialize.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

- A budget that included a much-needed increase in infrastructure spending was approved by the Cabinet, but final passage by the Knesset was considered unlikely until late this year. This delay is likely to keep investors on edge.

- Prime Minister Barak's resumption of the peace process with the Palestinian Authority, Syria and Lebanon did not bear immediate fruit, and significant progress was not anticipated until next year. As a result, the "peace dividend" that the market might otherwise have enjoyed remained on hold.

The above-mentioned issues aren't new to Israel and, with a little luck, most will be favorably resolved sometime soon. Still, they are sufficiently worrisome to warrant a very selective approach to Israeli equities at this time. But being selective does not preclude me from being opportunistic, and I fully intend to do so as we march toward the end of the present millenium and into the next.

PORTFOLIO STRUCTURE: EMPHASIZING FINANCIAL COMPANIES IN EXPECTATION OF LOWER INTEREST RATES

TOP 10 HOLDINGS, BY ISSUER*

                                             % OF
     HOLDING          SECTOR              NET ASSETS
     -------          ------              ----------
1.   PEC Israel       Conglomerates           8.2
2.   Koor Industries  Conglomerates           5.3
3.   Teva Pharm.      Pharmaceuticals         5.1
4.   Bezeq            Telecommunications      4.4
5.   Bank Leumi       Banking                 4.4
6.   Israel
      Chemicals       Chemicals               4.0
7.   ECI Telecom      Telecommunications      3.8
8.   Bank Hapoalim    Banking                 3.7
9.   IDB Holding      Conglomerates           3.3
10.  Advent Israel    Venture Capital         2.9
                                             ----
     Total                                   45.1
                                             ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SECTOR ALLOCATION
(% OF NET ASSETS)
Banking               9.11%
Chemicals             4.93%
Conglomerates        19.95%
Financial Services    3.25%
Food & Beverages      6.58%
Insurance             3.80%
Inv. & Holding Cos.   5.54%
Mortgage Banking      7.69%
Pharm.                7.18%
Telecom.              8.96%
Venture Capital       6.27%
Cash & Other Assets   1.42%
Other*               15.32%

--------------
* Company names are abbreviations of those
 found in the chart on page 7.
------------------
* Other includes sectors below 3.0% of net assets.

Here is a brief summary of the most prominent elements of my current approach to structuring the portfolio:

- I am emphasizing financial companies, in line with my anticipation that Israeli interest rates may decline next year (see Outlook section). Mortgage banks, which I mentioned earlier, should fare well under this scenario. Roughly a quarter of the Fund was invested in various financial sectors at September 30.

- I favor consumer-oriented companies for the same reason.

- I prefer to access the Israeli technology universe--whose potential is dynamic but whose public valuations are, in my opinion, quite high--via investment in relatively early-stage companies available only through private equity transactions.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

OUTLOOK: REASONABLY POSITIVE

My outlook for the Israeli equity market remains reasonably positive, for the following key reasons:

THE PEACE DIVIDEND WILL ACCRUE GRADUALLY. Expectations for a peace dividend-type effect in the near term are unrealistic. Although Prime Minister Barak's aggressive efforts to jump-start the peace process are generating results, it is still too soon to confidently forecast the process's potential macroeconomic benefits. Regardless, however, the latter will ultimately prove to be of great magnitude. As I see it, the likelihood that any peace dividend will take time to accrue and will do so at a gradual pace, furthermore, should prove to be favorable for Israeli equities.

PROSPECTS FOR LOWER INTEREST RATES AND INFLATION ARE SATISFACTORY. Israel's annualized inflation rate is now approaching 6%, well above the government's announced target of 3%-4%. I thus fully expect the Bank of Israel ("BoI") to raise interest rates by 50-75 basis points before the end of 1999. Although this would ordinarily be considered a big disappointment for investors, particularly those in the financial services sector, it is already discounted in current share prices. I therefore see relatively little further rate-related downside in the market.

Looking further ahead, I would not be surprised to see BoI cut rates next year by 100-150 basis points, suggesting that there is considerable rate-related upside.

THE SHEKEL IS VULNERABLE. The shekel has demonstrated marked weakness against the U.S. dollar in recent weeks, and the fourth quarter is typically a period of shekel instability (I.E., due to budget-related uncertainties). Like the potential for higher interest rates, though, the shekel's vulnerability to weakness is already included in equity prices. I am therefore favoring companies for which a weak shekel is helpful, particularly net exporters and global cyclical plays.

Against this background, I note that conditions in the U.S. market should serve as a caveat for investors. Volatility among U.S. equities is historically high, regardless of whether the market's general trend is upward or downward. And U.S. valuations--most prominently in the high-flying technology sector--have spent much of the past few years at rather stretched levels. With most U.S.-listed, Israel-related companies involved in technology and trading on NASDAQ, then, these companies are highly exposed to the U.S. market's very real downside risk. I have meaningfully reduced the Fund's holdings to them accordingly.

As for strategy, my basic approach is to populate the Fund with companies focused on the domestic economy and possessing attractively low share valuations. Many of these tend to be second-tier in terms of name recognition and market capitalization. I also continue to pursue excess returns in the rich vein of Israeli private equity transactions to which the Fund has access due to its closed-end fund structure. The receipt of the cash proceeds from the tender of the Fund's shares in PEC should provide me ample flexibility with which to implement this strategy.

Going forward, there are signs that Israel's economy may soon stage a comeback from its doldrums of the past three years or so. Tax revenues are growing rapidly. Tourism is strong, fueled by people of many faiths who wish to tap into

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS
Israel's rich spiritual heritage as we move into the next millenium. Corporate earnings are recovering. Almost every economic indicator, in fact, is pointing upward. For these and other reasons, I expect to see Israel's economy grow by approximately 4% in 2000, compared to just 2% in 1999.

That said, I also expect a Y2K-inspired slowdown in the Israeli economy and equity market as 1999 comes to a close. I view this as a temporary phenomenon, though, one which may well create desirable buying opportunities. Among the latter is the Fund itself: shares are trading at around an 18% discount to NAV as I write, a level that I believe is compellingly attractive.

And so, as I close out the books on this, the seventh year of the Fund's operation, I would like to thank our shareholders for their confidence in the potential of this small, yet mighty, marketplace and for their continuing confidence in my stewardship of their investments in it. May the coming year be as good, or better, than the very rewarding year we have just concluded.

Respectfully,
/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer*

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

 I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management, LLC ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

 II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 25 through 27 of this report.

 III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

      CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

      CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
+ The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc. Effective November 9, 1999, Mr. Watt no longer serves as Chief Investment Officer to The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. Effective
October 15, 1999, Mr. Watt no longer serves as Director to The Portugal Fund,
Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS A PERCENT OF NET ASSETS
                                  9/30/99  9/30/98
Banking                              9.11     8.07
Building Products                    2.13     3.79
Chemicals                            4.93     1.96
Conglomerates                       19.95    16.94
Electronics/Electrical Equipment     2.47     2.64
Financial Services                   3.25     3.49
Food & Beverages                     6.59     4.26
Industrial Technology                2.59     1.34
Insurance                            3.80     3.43
Investment & Holding Companies       5.54     5.27
Mortgage Banking                     7.69     8.38
Pharmaceuticals                      7.18     5.44
Telecommunications                   8.96    12.24
Venture Capital                      6.27     5.78
Other                                8.12     8.74
Cash & Other Assets                  1.42     8.23

 TOP 10 HOLDINGS, BY ISSUER

                                                                                               Percent of
     Holding                                                                 Sector            Net Assets
---------------------------------------------------------------------------------------------------------
 1.  PEC Israel Economic Corporation                                     Conglomerates            8.2
---------------------------------------------------------------------------------------------------------
 2.  Koor Industries Ltd.                                                Conglomerates            5.3
---------------------------------------------------------------------------------------------------------
 3.  Teva Pharmaceutical Industries Ltd.                                Pharmaceuticals           5.1
---------------------------------------------------------------------------------------------------------
 4.  Bezeq Israeli Telecommunication Corporation Ltd.                  Telecommunications         4.4
---------------------------------------------------------------------------------------------------------
 5.  Bank Leumi Le-Israel Ltd.                                              Banking               4.4
---------------------------------------------------------------------------------------------------------
 6.  Israel Chemicals Ltd.                                                 Chemicals              4.0
---------------------------------------------------------------------------------------------------------
 7.  ECI Telecom Ltd.                                                  Telecommunications         3.8
---------------------------------------------------------------------------------------------------------
 8.  Bank Hapoalim Ltd.                                                     Banking               3.7
---------------------------------------------------------------------------------------------------------
 9.  IDB Holding Corporation Ltd.                                        Conglomerates            3.3
---------------------------------------------------------------------------------------------------------
10.  Advent Israel (Bermuda) L.P.                                       Venture Capital           2.9
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                               No. of           Value
Description                    Shares          (Note A)
---------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-98.58%
 ISRAEL-97.20%
 AEROSPACE/DEFENSE EQUIPMENT-1.31%
Elbit Systems Ltd. ......           72,913   $  1,002,704
                                             ------------
 BANKING-9.11%
Bank Hapoalim Ltd........        1,155,858      2,841,743
Bank Leumi Le-Israel
 Ltd.....................        1,949,800      3,391,550
United Mizrahi Bank
 Ltd.....................          325,972        753,473
                                             ------------
                                                6,986,766
                                             ------------
 BUILDING PRODUCTS-2.13%
Industrial Buildings
 Corporation Ltd.........          528,896        738,454
Property & Building
 Corporation Ltd.........            9,601        892,149
                                             ------------
                                                1,630,603
                                             ------------
 CHEMICALS-4.93%
Dead Sea Bromine Ltd. ...          136,619        724,084
Israel Chemicals Ltd.....        3,211,202      3,059,002
                                             ------------
                                                3,783,086
                                             ------------
 COMPUTER SOFTWARE-0.85%
Formula Systems
 (1985) Ltd.+............            3,523         87,191
Tecnomatix
 Technologies Ltd.+......           31,900        566,225
                                             ------------
                                                  653,416
                                             ------------
 CONGLOMERATES-19.95%
Clal (Israel) Ltd........           19,780        594,370
Discount Investment
 Corporation.............           21,000        738,408
Elco Holdings Ltd.+......            2,500         20,721
IDB Development
 Corporation Ltd.........           36,000      1,062,433
IDB Holding
 Corporation Ltd. .......           87,245      2,540,142
Koor Industries Ltd......           44,816      3,808,785

                                 Par            Value
Description                     (000)          (Note A)
---------------------------------------------------------
 CONGLOMERATES (CONTINUED)
Koor Industries Ltd.,
 Convertible Note, 1.75%,
 01/31/00*...............         NIS  600   $    223,105
                               No. of
                               Shares
                           ---------------
PEC Israel Economic
 Corporation+(1).........          181,210      6,308,373
                                             ------------
                                               15,296,337
                                             ------------
 ELECTRONICS/ELECTRICAL EQUIPMENT-2.47%
Elco Industries Ltd......           39,270        413,513
Electra Consumer
 Products Ltd. ..........           85,707        914,501
Electra (Israel) Ltd. ...            8,642        534,702
Electronics Line (EL)
 Ltd.+...................           22,434         29,857
                                             ------------
                                                1,892,573
                                             ------------
 ENERGY SERVICES-1.41%
Delek Israel Fuel
 Corporation Ltd.........           16,773        583,507
Superbowl Acquisition
 LDC++...................               36        495,252
                                             ------------
                                                1,078,759
                                             ------------
 FINANCIAL SERVICES-3.25%
F.I.B.I. Holdings
 Ltd. ...................          252,960      1,972,651
Gachelet Investments
 Ltd.....................            9,819        428,707
Taya Investments Ltd.+...           15,450         88,018
                                             ------------
                                                2,489,376
                                             ------------
 FOOD & BEVERAGES-6.58%
Elite Industries Ltd.....           28,148      1,334,141
Jaf-Ora Ltd..............          405,208      1,242,209
Mayanot Eden Ltd.........          137,010        978,872
Osem Investment Ltd. ....           91,641        464,303
Supersol Ltd. ...........          369,828      1,030,131
                                             ------------
                                                5,049,656
                                             ------------
 INDUSTRIAL TECHNOLOGY-2.59%
Cubital, Ltd.*+..........          329,278              0

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               No. of           Value
Description                    Shares          (Note A)
---------------------------------------------------------
 INDUSTRIAL TECHNOLOGY (CONTINUED)
Orbotech Ltd.+...........           15,750   $    974,531
Scitex Corporation
 Ltd.+...................           92,500      1,011,719
                                             ------------
                                                1,986,250
                                             ------------
 INFORMATION TECHNOLOGY-0.45%
Formula Ventures
 L.P.+++.................          350,000        341,600
                                             ------------
 INSURANCE-3.80%
Clal Insurance Enterprise
 Holdings Ltd. ..........           76,300        944,175
Harel Insurance
 Investments Ltd. .......           34,129      1,968,194
                                             ------------
                                                2,912,369
                                             ------------
 INVESTMENT & HOLDING COMPANIES-4.16%
Makhteshim-Agan
 Industries Ltd.+........          880,991      1,583,850
Oren Semiconductor, Inc.,
 Series K*+..............           29,951         65,893
Oren Semiconductor, Inc.,
 Series L*+..............           30,843         67,855
Oren Semiconductor, Inc.,
 Series O, Units*+(2)....           46,035        101,277
Polaris Fund II LLC++#...          625,000        915,723
The Renaissance
 Fund LDC++#.............               60        458,334
                                             ------------
                                                3,192,932
                                             ------------
 METAL PRODUCTS-0.89%
Caniel-Israel Can Company
 Ltd.....................            5,122         32,767
Klil Industries Ltd.,
 (Shares 5)+.............           18,654        422,897
Ofer Development &
 Investments Ltd.+.......           68,640        224,526
                                             ------------
                                                  680,190
                                             ------------
 MORTGAGE BANKING-7.69%
Discount Mortgage
 Bank Ltd.+..............           16,050      1,274,107
Israel Discount Bank
 Ltd.+...................        1,690,467      1,748,487

                               No. of           Value
Description                    Shares          (Note A)
---------------------------------------------------------
 MORTGAGE BANKING (CONTINUED)
Mishkan-Hapoalim Mortgage
 Bank Ltd.+..............            5,892   $  1,202,337
Tefahot Israel Mortgage
 Bank Ltd. ..............            2,303      1,673,345
                                             ------------
                                                5,898,276
                                             ------------
 PHARMACEUTICALS-7.18%
Agis Industries (1983)
 Ltd.....................          201,716      1,191,551
Peptor Ltd.*+............           56,000        392,000
Teva Pharmaceutical
 Industries Ltd. ADR.....           78,010      3,924,878
                                             ------------
                                                5,508,429
                                             ------------
 REAL ESTATE & CONSTRUCTION-1.31%
Azorim Investment
 Development &
 Construction Company
 Ltd.....................           98,130      1,003,524
                                             ------------
 TELECOMMUNICATIONS-8.96%
Bezeq Israeli
 Telecommunication
 Corporation Ltd.+.......          954,401      3,407,142
ECI Telecom Ltd..........          117,526      2,901,423
Geotek
 Communications, Inc.+...           18,595            335
Geotek Communications,
 Inc., Convertible
 Preferred Series M,
 8.50%*+.................              100              0
Geotek Communications,
 Inc., Convertible
 Preferred
 Series N*+(3)...........              595              0
Nexus Telecommunication
 Systems Ltd.+...........           68,933        133,558
Terayon Communication
 Systems, Inc.+..........            8,747        427,510
                                             ------------
                                                6,869,968
                                             ------------
 TEXTILES-0.32%
Macpell Industries
 Ltd.+...................          116,079        248,799
                                             ------------
 TRADING COMPANIES-0.22%
Rapac Electronics Ltd....           34,806        169,033
                                             ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               No. of           Value
Description                    Shares          (Note A)
---------------------------------------------------------
 VENTURE CAPITAL-6.27%
ABS GE Capital Giza
 Fund, L.P.++#...........          663,279   $    464,885
Advent Israel
 (Bermuda) L.P.+++.......        1,682,293      2,187,517
K.T. Concord Sub-Fund
 QP L.P.++#..............          650,000        795,413
SVE Star Ventures
 Enterprises No. II*+....                5      1,027,674
Walden-Israel Ventures,
 L.P.++..................          500,000        333,950
                                             ------------
                                                4,809,439
                                             ------------
 WOOD & PAPER PRODUCTS-1.37%
American Israeli Paper
 Mills Ltd. .............           19,004      1,051,574
                                             ------------
TOTAL ISRAEL (Cost $63,034,798)...........     74,535,659
                                             ------------
 GLOBAL-1.38%
 INVESTMENT & HOLDING COMPANIES-1.38%
Emerging Markets Ventures
 I L.P.++#
 (Cost $1,111,505).......        1,067,844      1,062,420
                                             ------------

TOTAL INVESTMENTS-98.58%
 (Cost $64,146,303) (Notes A,D)...........     75,598,079
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-1.42%........................      1,085,329
                                             ------------
NET ASSETS-100.00%........................   $ 76,683,408
                                             ============

----------------------------------------------------------
*    Not readily marketable security.
++   Restricted security, not readily marketable (See Note
     F).
+    Security is non-income producing.
(1)  On November 5, 1999, the shareholders of the company
     approved the acquisition by its controlling
     shareholder for $36.50 per share, and the stock
     ceased trading on the same day.
(2)  With an additional 46,035 warrants attached, expiring
     12/31/49, with no market value.
(3)  With an additional 595 warrants attached, expiring
     06/20/01, with no market value.
#    As of September 30, 1999, the Fund committed to
     investing an additional $587,037, $1,398,320,
     $650,000, $350,000 and $375,000 of capital in ABS GE
     Capital Giza Fund, L.P., Emerging Markets Ventures I
     L.P., Formula Ventures L.P., K.T. Concord Sub-Fund QP
     L.P. and Polaris Fund II LLC, respectively.
ADR  American Depositary Receipts.
NIS  New Israeli Shekel.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $64,146,303) (Note A)...........           $75,598,079
Cash (Note A)...............................................             1,440,439
Receivables:
  Dividends.................................................                84,413
  Interest..................................................                 2,461
  Note......................................................                23,563
Prepaid expenses............................................                17,685
                                                                       -----------
Total Assets................................................            77,166,640
                                                                       -----------

 LIABILITIES
Payables:
  Investment advisory fee (Note B)..........................               223,999
  Israeli capital gains tax (Note A)........................                28,096
  Administration fees (Note B)..............................                19,147
  Investments purchased.....................................                 5,704
  Other accrued expenses....................................               206,286
                                                                       -----------
Total Liabilities...........................................               483,232
                                                                       -----------
NET ASSETS (applicable to 4,463,395 shares of common stock
 outstanding) (Note C)......................................           $76,683,408
                                                                       ===========

NET ASSET VALUE PER SHARE ($76,683,408  DIVIDED BY
 4,463,395).................................................                $17.18
                                                                       ===========

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 4,463,395 shares issued and
 outstanding (100,000,000 shares authorized)................           $     4,464
Paid-in capital.............................................            59,745,205
Distribution in excess of net investment loss...............              (871,497)
Accumulated net realized gain on investments and foreign
 currency related transactions..............................             6,383,395
Net unrealized appreciation in value of investments and
 translation of other assets and liabilities denominated in
 foreign currency...........................................            11,421,841
                                                                       -----------
Net assets applicable to shares outstanding.................           $76,683,408
                                                                       ===========

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.................................................           $ 1,777,100
  Interest..................................................               177,677
  Less: Foreign taxes withheld..............................              (481,067)
                                                                       -----------
  Total Investment Income...................................             1,473,710
                                                                       -----------
Expenses:
  Investment advisory fees (Note B).........................             1,043,770
  Custodian fees............................................               161,263
  Audit and legal fees......................................               119,809
  Printing..................................................               104,634
  Administration fees (Note B)..............................                93,557
  Accounting fees...........................................                75,377
  Directors' fees...........................................                45,349
  Transfer agent fees.......................................                33,830
  NYSE listing fees.........................................                16,170
  Insurance.................................................                12,379
  Other.....................................................                24,992
  Israeli capital gains tax (Note A)........................                28,096
                                                                       -----------
  Total Expenses............................................             1,759,226
  Less: Fee waivers (Note B)................................              (191,001)
                                                                       -----------
    Net Expenses............................................             1,568,225
                                                                       -----------
  Net Investment Loss.......................................               (94,515)
                                                                       -----------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...............................................             4,699,049
  Foreign currency related transactions.....................              (113,087)
Net change in unrealized depreciation in value of
 investments and translation of other assets and liabilities
 denominated in foreign currency............................            11,510,531
                                                                       -----------
Net realized and unrealized gain on investments and foreign
 currency related transactions..............................            16,096,493
                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........           $16,001,978
                                                                       ===========

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           For the Fiscal Years Ended
                                                                                 September 30,
                                                                       ----------------------------------
                                                                          1999                   1998
                                                                       ----------------------------------
 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income/(loss)..............................           $   (94,515)          $    354,296
  Net realized gain on investments and foreign currency
   related transactions.....................................             4,585,962              6,122,784
  Net change in unrealized appreciation/(depreciation) in
   value of investments and translation of other assets and
   liabilities denominated in foreign currency..............            11,510,531            (21,046,316)
                                                                       -----------           ------------
    Net increase/(decrease) in net assets resulting from
     operations.............................................            16,001,978            (14,569,236)
                                                                       -----------           ------------
Dividends and distributions to shareholders:
  Net investment income.....................................            (1,105,935)                    --
  Net realized gain on investments..........................            (5,958,298)            (2,355,778)
                                                                       -----------           ------------
    Total dividends and distributions to shareholders.......            (7,064,233)            (2,355,778)
                                                                       -----------           ------------
Capital share transactions:
  Cost of 548,900 shares repurchased (Note G)...............            (7,627,236)                    --
                                                                       -----------           ------------
    Total increase/(decrease) in net assets.................             1,310,509            (16,925,014)
                                                                       -----------           ------------

 NET ASSETS
Beginning of year...........................................            75,372,899             92,297,913
                                                                       -----------           ------------
End of year.................................................           $76,683,408           $ 75,372,899*
                                                                       ===========           ============

---------------
* Includes undistributed net investment income of $2,231,938.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

 INCREASE/(DECREASE) IN CASH FROM
Operating Activities
  Investment income received................................           $  1,401,133
  Operating expenses paid...................................             (1,606,490)
                                                                       ------------
Net decrease in cash from operating activities..............                                  $   (205,357)
Investing Activities
  Purchases of long-term portfolio investments..............            (13,528,313)
  Proceeds from disposition and maturity of long-term
   portfolio investments....................................             23,203,966
                                                                       ------------
Net increase in cash from investing activities..............                                     9,675,653
Financing Activities
  Cash paid for shares repurchased..........................             (7,627,236)
  Cash dividends and distributions paid.....................             (7,064,233)
                                                                       ------------
Net decrease in cash from financing activities..............                                   (14,691,469)
                                                                                              ------------
Net decrease in cash........................................                                    (5,221,173)
Cash at beginning of year...................................                                     6,661,612
                                                                                              ------------
Cash at end of year (Note A)................................                                  $  1,440,439
                                                                                              ============

 RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET DECREASE IN CASH FROM OPERATING
 ACTIVITIES
Net increase in net assets resulting from operations........                                  $ 16,001,978
Adjustments:
  Increase in dividends and interest receivable.............           $    (72,577)
  Increase in prepaid expenses..............................                 (7,242)
  Decrease in accrued expenses..............................                (31,023)
  Net realized and unrealized gain on investments and
   foreign currency related transactions....................            (16,096,493)
                                                                       ------------
Total adjustments...........................................                                   (16,207,335)
                                                                                              ------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES..............                                  $   (205,357)
                                                                                              ============

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                     For the Fiscal Years Ended September 30,               October 29, 1992*
                                          ---------------------------------------------------------------        through
                                           1999+       1998       1997       1996       1995       1994     September 30, 1993
                                          --------   --------   --------   --------   --------   --------   ------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year......   $15.04     $18.41     $13.10     $13.20     $11.74     $15.83          $13.74**
                                          -------    -------    -------    -------    -------    -------         -------
Net investment income/(loss)............    (0.02)      0.07       0.35      (0.09)     (0.10)     (0.28)          (0.07)
Net realized and unrealized gain/(loss)
  on investments, foreign currency
  related transactions and anti-dilutive
  impact of shares repurchased..........     3.57++    (2.97)      6.20      (0.01)      1.56      (3.27)           2.16
                                          -------    -------    -------    -------    -------    -------         -------
Net increase/(decrease) in net assets
  resulting from operations.............     3.55      (2.90)      6.55      (0.10)      1.46      (3.55)           2.09
                                          -------    -------    -------    -------    -------    -------         -------
Dividends and distributions to
  shareholders:
  Net investment income.................    (0.21)        --         --         --         --         --              --
  Net realized gain on investments and
    foreign currency related
    transactions........................    (1.20)     (0.47)     (1.24)        --         --      (0.43)             --
  In excess of net realized gains.......       --         --         --         --         --      (0.11)             --
                                          -------    -------    -------    -------    -------    -------         -------
Total dividends and distributions to
  shareholders..........................    (1.41)     (0.47)     (1.24)        --         --      (0.54)             --
                                          -------    -------    -------    -------    -------    -------         -------
Net asset value, end of period..........  $ 17.18    $ 15.04    $ 18.41    $ 13.10    $ 13.20    $ 11.74         $ 15.83
                                          =======    =======    =======    =======    =======    =======         =======
Market value, end of period.............  $14.000    $11.813    $14.938    $11.250    $12.000    $13.250         $17.375
                                          =======    =======    =======    =======    =======    =======         =======
Total investment return(a)..............    32.61%    (18.05)%    44.36%     (6.25)%    (9.43)%   (21.26)%         24.58%
                                          =======    =======    =======    =======    =======    =======         =======
 RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000
  omitted)..............................  $76,683    $75,373    $92,298    $65,649    $66,150    $58,855         $79,274
Ratio of expenses to average net
  assets(c).............................     2.05%      2.06%      2.26%      2.23%      2.57%      2.64%           2.41%(b)
Ratio of expenses to average net assets,
  excluding fee waivers.................     2.30%      2.31%      2.30%        --         --         --              --
Ratio of net investment income/(loss) to
  average net assets....................    (0.12)%     0.42%      2.20%     (0.68)%    (0.91)%    (2.08)%         (0.50)%(b)
Portfolio turnover rate.................    18.65%     29.11%     16.98%     21.68%     22.17%     17.07%          34.80%

--------------------------------------------------------------------------------

*                       Commencement of investment operations.
**                      Initial public offering price of $15.00 per share less
                        underwriting discount of $1.05 per share and offering
                        expenses of $0.21 per share.
+                       Based on average shares outstanding, except for dividends
                        and distributions to shareholders which are based on actual dividends and distributions paid.
++                      Includes a $0.36 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares repurchased pursuant to the Fund's share repurchase program for the fiscal year ended September 30, 1999.
(a)                     Total investment return at market value is based on the
                        changes in market price of a share during the period and
                        assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend
                        reinvestment program. Total investment return does not
                        reflect brokerage commissions or initial underwriting
                        discounts and has not been annualized.
(b)                     Annualized.
(c)                     Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At September 30, 1999, the Fund held 11.65% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $9,653,089 and fair value of $8,932,898. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 1999, the interest rate was 4.70% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. The Fund records deferred Israeli capital gains taxes on the net unrealized

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
appreciation on unlisted Israeli debt obligations. At September 30, 1999, the Fund had deferred $28,096 in Israeli capital gains taxes on unlisted Israeli debt obligations.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At September 30, 1999, the Fund reclassifed $1,902,985 from distribution in excess of net investment loss to accumulated net realized gain on investments and foreign currency related transactions.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

In addition, the Board of Directors has approved to remove the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities").

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), formerly BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly net assets. CSAM has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the fiscal year ended September 30, 1999, CSAM earned $1,043,770 for advisory services, of which CSAM waived $191,001. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended September 30, 1999, CSAM was reimbursed $9,630 for administrative services rendered to the Fund.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Prior to February 10, 1999, Analyst I.M.S. was paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.20% of the Fund's average weekly net assets. In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $12,500 annually to cover expenses incurred in the execution of sub-advisory services. Effective February 10, 1999, and pursuant to the sub-advisory agreement, Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly net assets. In addition, CSAM pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
services. For the fiscal year ended September 30, 1999, Analyst I.M.S. earned $257,767 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on trades executed in Israel. For the fiscal year ended September 30, 1999, such commissions amounted to approximately $16,700.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the fiscal year ended September 30, 1999, BSFM earned $83,927 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,463,395 shares outstanding at September 30, 1999, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1999 was $66,777,758. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $8,820,321, was composed of gross appreciation of $14,207,329, for those investments having an excess of value over cost and gross depreciation of $5,387,008, for those investments having an excess of cost over value.

For the fiscal year ended September 30, 1999, purchases and sales of securities, other than short-term investments, were $13,534,017 and $22,107,081, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The maximum amount outstanding under the credit agreement for the Fund was $1,100,000 with an average loan balance of $21,096 with an interest rate of 7.75% during the fiscal year ended September 30, 1999. The above credit agreement was terminated as of June 30, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of September 30, 1999, value per share of such securities and percentage of net assets which the securities comprise.

                                                                                                                PERCENT
                                                                                    FAIR VALUE                    OF
                                              NUMBER OF    ACQUISITION                 AT         VALUE PER       NET
SECURITY                                       SHARES       DATES         COST      09/30/99        SHARE       ASSETS
------------------------------------------     -------     --------     --------     --------     ----------      -----
ABS GE Capital Giza Fund, L.P.............      50,544     02/03/98     $ 43,729     $ 35,426     $     0.70       0.05
ABS GE Capital Giza Fund, L.P.............      87,203     04/22/98       75,447       61,120           0.70       0.08
ABS GE Capital Giza Fund, L.P.............     175,532     05/20/98      151,867      123,028           0.70       0.16
ABS GE Capital Giza Fund, L.P.............     200,000     05/06/99       79,575      140,178           0.70       0.18
ABS GE Capital Giza Fund, L.P.............     150,000     08/02/99      120,232      105,133           0.70       0.14
Advent Israel (Bermuda) L.P...............     650,000     06/16/93      520,340      845,207           1.30       1.10
Advent Israel (Bermuda) L.P...............     350,000     06/10/96      344,798      455,112           1.30       0.59
Advent Israel (Bermuda) L.P...............     682,293     01/16/98      772,235      887,198           1.30       1.16
Emerging Markets Ventures I L.P...........      10,667     01/22/98       10,868       10,613           0.99       0.01
Emerging Markets Ventures I L.P...........     469,493     05/05/98      478,366      467,108           0.99       0.61
Emerging Markets Ventures I L.P...........     231,739     07/07/98      236,119      230,562           0.99       0.30
Emerging Markets Ventures I L.P...........     183,217     10/27/98      203,598      182,286           0.99       0.24
Emerging Markets Ventures I L.P...........     105,548     02/26/99      105,549      105,012           0.99       0.14
Emerging Markets Ventures I L.P...........      42,751     04/19/99       42,751       42,534           0.99       0.05
Emerging Markets Ventures I L.P...........      24,429     08/24/99       34,254       24,305           0.99       0.03
Formula Ventures L.P......................     350,000     08/06/99      363,580      341,600           0.98       0.45
K.T. Concord Sub-Fund QP L.P..............     250,000     12/08/97      242,295      305,928           1.22       0.40
K.T. Concord Sub-Fund QP L.P..............     100,000     12/28/98      100,000      122,371           1.22       0.16
K.T. Concord Sub-Fund QP L.P..............     150,000     03/12/99      150,000      183,557           1.22       0.24
K.T. Concord Sub-Fund QP L.P..............     100,000     08/03/99      100,000      122,371           1.22       0.16
K.T. Concord Sub-Fund QP L.P..............      50,000     08/25/99       22,427       61,186           1.22       0.08
Polaris Fund II LLC.......................     250,000     10/31/96      236,352      366,288           1.47       0.47
Polaris Fund II LLC.......................     125,000     03/04/98      120,160      183,145           1.47       0.24
Polaris Fund II LLC.......................     125,000     10/08/98      125,000      183,145           1.47       0.24
Polaris Fund II LLC.......................     125,000     06/09/99      105,346      183,145           1.47       0.24
Superbowl Acquisition LDC.................          36     10/10/94      347,429      495,252      13,757.00       0.65
The Renaissance Fund LDC..................          26     03/30/94      285,039      198,262       7,640.18       0.26
The Renaissance Fund LDC..................          14     02/24/95      143,408      106,710       7,640.18       0.14
The Renaissance Fund LDC..................          11     03/13/96      113,958       84,730       7,640.18       0.11
The Renaissance Fund LDC..................           7     06/13/96       68,374       50,830       7,640.18       0.07
The Renaissance Fund LDC..................           2     03/21/97       31,513       17,802       7,640.18       0.02
Walden-Israel Ventures, L.P...............      45,000     09/28/93       25,710       30,056           0.67       0.04
Walden-Israel Ventures, L.P...............      80,000     11/30/93       69,901       53,433           0.67       0.07
Walden-Israel Ventures, L.P...............     125,000     05/24/95      109,220       83,487           0.67       0.11
Walden-Israel Ventures, L.P...............     125,000     08/08/96      109,220       83,487           0.67       0.11
Walden-Israel Ventures, L.P...............     125,000     05/16/97      104,131       83,487           0.67       0.11

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. From October 21, 1998 through September 30, 1999, the Fund repurchased 548,900 of its shares for a total cost of $7,627,236 at a weighted average discount of 18.29% from net asset value. The discount of individual repurchases ranged from 15.15% - 22.30%.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Israel Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, cash flows and the financial highlights present fairly, in all material respects, the financial position of The First Israel Fund, Inc. (the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, brokers and issuers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 23, 1999

--------------------------------------------------------------------------------
   22

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On February 9, 1999, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                 FOR      WITHHELD   NON-VOTES
----------------                                              ---------   --------   ---------
Jonathan W. Lubell                                            2,865,858   709,468    1,436,969
Steven N. Rappaport                                           3,414,236   161,090    1,436,969
Richard W. Watt                                               2,882,426   692,900    1,436,969

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Peter A. Gordon, George W. Landau and William W. Priest, Jr. continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending September 30, 1999.

                                                                FOR      AGAINST    ABSTAIN    NON-VOTES
                                                             ---------   --------   --------   ---------
                                                             3,471,537    76,567     27,222    1,436,969

(3) To approve or reject the shareholder proposal recommending that the Fund be converted into an open-end investment company.

                                                 FOR      AGAINST    ABSTAIN    BROKER NON-VOTES   NON-VOTES
                                              ---------   --------   --------   ----------------   ---------
                                              1,311,159   589,821     69,967       1,604,379       1,436,969

The above resolution was approved. Since the resolution was in the form of a recommendation only, it did not require for its passage the vote generally required under the Fund's charter (75% of outstanding shares) to open-end the Fund. The Board considered the proposal at its subsequent meeting and unanimously voted not to implement the recommendation at that time.

On October 21, 1998, the Board authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purpose of enhancing shareholder value. This program is currently being implemented.

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (September 30, 1999) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. Of the $1.41 per share distribution paid in respect of such fiscal year, $0.21 per share was derived from net investment income, $0.03 per share was derived from net realized short-term capital gains and $1.17 per share was derived from net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1999.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The notification will reflect the amount, if any, that calendar year 1999 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January 2000.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund.

--------------------------------------------------------------------------------
   24

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The First Israel Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM-Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws, or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants

--------------------------------------------------------------------------------
and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

--------------------------------------------------------------------------------
   26
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.
--------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------

 RECENT DEVELOPMENTS (UNAUDITED)

Recently, the Securities and Exchange Commission (the "SEC") amended Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the "1934 Act") which governs The First Israel Fund, Inc.'s (the "Fund") use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. Partly in connection thereto, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); and 3) the Board's ultimate authority concerning the reimbursement of the expenses of solicitation of proxies for the election of Directors has been clarified. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.

--------------------------------------------------------------------------------
   28

 SUMMARY OF GENERAL INFORMATION

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1999, CSAM-Americas managed approximately $58.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac     Director

Peter A. Gordon          Director

George W. Landau         Director

Jonathan W. Lubell       Director

Steven N. Rappaport      Director

William W. Priest, Jr.   Chairman of the Board of
                         Directors

Richard W. Watt          President, Chief
                         Investment Officer and
                         Director

Hal Liebes               Senior Vice President

Michael A. Pignataro     Chief Financial Officer
                         and Secretary

Rocco A. Del Guercio     Vice President

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

This report, including the financial statements herein, is
sent to the shareholders of the Fund for their information.
It is not a prospectus, circular or representation intended
for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                              [LOGO]

--------------------------------------------------------------------------------
                                                                      3917-AR-99